UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)       April 25, 2007
                                                     ---------------------------

                               Semtech Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               1-6395                                95-2119684
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      (Commission File Number)            (IRS Employer Identification No.)

              200 Flynn Road
           Camarillo, California                     93012-8790
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 (Address of Principal Executive Offices)            (Zip Code)

                                  805-498-2111
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events
                ------------

                On April 25, 2007, the Registrant issued the press release attached hereto as Exhibit 99.1


Item 9.01.      Financial Statements and Exhibits.
                ---------------------------------

                (c)  Exhibits
                     --------

                Exhibit 99.1    Press Release of the Registrant dated
                                April 25, 2007.

                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2007                       SEMTECH CORPORATION



                                           By: /s/ Emeka Chukwu
                                               -----------------------------
                                               Emeka Chukwu
                                               Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number       Description of Document
--------------       -----------------------

99.1                 Press Release of the Registrant dated April 25, 2007